EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Stephen E. Riffee, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned’s name and on the undersigned’s behalf a Registration Statement on Form S-3 of CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P. and CarrAmerica Realty, L.P., any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933 (the “Act”), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file in connection therewith any other documents and instruments in the undersigned’s name or on the undersigned’s behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: March 25, 2004

/s/ Andrew F. Brimmer

Andrew F. Brimmer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Stephen E. Riffee, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned’s name and on the undersigned’s behalf a Registration Statement on Form S-3 of CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P. and CarrAmerica Realty, L.P., any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933 (the “Act”), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file in connection therewith any other documents and instruments in the undersigned’s name or on the undersigned’s behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: March 29, 2004

/s/ Oliver T. Carr, Jr.

Oliver T. Carr, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Stephen E. Riffee, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned’s name and on the undersigned’s behalf a Registration Statement on Form S-3 of CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P. and CarrAmerica Realty, L.P., any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933 (the “Act”), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file in connection therewith any other documents and instruments in the undersigned’s name or on the undersigned’s behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: March 25, 2004

/s/ Timothy Howard

Timothy Howard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Stephen E. Riffee, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned’s name and on the undersigned’s behalf a Registration Statement on Form S-3 of CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P. and CarrAmerica Realty, L.P., any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933 (the “Act”), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file in connection therewith any other documents and instruments in the undersigned’s name or on the undersigned’s behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: March 26, 2004

/s/ Robert E. Torray

Robert E. Torray

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Stephen E. Riffee, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned’s name and on the undersigned’s behalf a Registration Statement on Form S-3 of CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P. and CarrAmerica Realty, L.P., any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933 (the “Act”), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file in connection therewith any other documents and instruments in the undersigned’s name or on the undersigned’s behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: March 25, 2004

/s/ Wesley S. Williams, Jr.

Wesley S. Williams, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Stephen E. Riffee, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned’s name and on the undersigned’s behalf a Registration Statement on Form S-3 of CarrAmerica Realty Corporation, CarrAmerica Realty Operating Partnership, L.P. and CarrAmerica Realty, L.P., any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933 (the “Act”), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file in connection therewith any other documents and instruments in the undersigned’s name or on the undersigned’s behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

Date: March 29, 2004

/s/ Joan Carter

Joan Carter